Exhibit 99.1

0 www.murphyoilcorp.com NYSE: MUR 0 INVESTOR UPDATE JUNE 2022

1 www.murphyoilcorp.com NYSE: MUR 1 Cautionary Note to US Investors – The United States Securities and Exchange Commission (SEC) requires oil and natural gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions . We may use certain terms in this presentation, such as “resource”, “gross resource”, “recoverable resource”, “net risked PMEAN resource”, “recoverable oil”, “resource base”, “EUR” or “estimated ultimate recovery” and similar terms that the SEC’s rules prohibit us from including in filings with the SEC . The SEC permits the optional disclosure of probable and possible reserves in our filings with the SEC . Investors are urged to consider closely the disclosures and risk factors in our most recent Annual Report on Form 10 - K filed with the SEC and any subsequent Quarterly Report on Form 10 - Q or Current Report on Form 8 - K that we file, available from the SEC’s website . Forward - Looking Statements – This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . Forward - looking statements are generally identified through the inclusion of words such as “aim”, “anticipate”, “believe”, “drive”, “estimate”, “expect”, “expressed confidence”, “forecast”, “future”, “goal”, “guidance”, “intend”, “may”, “objective”, “outlook”, “plan”, “position”, “potential”, “project”, “seek”, “should”, “strategy”, “target”, “will” or variations of such words and other similar expressions . These statements, which express management’s current views concerning future events or results, are subject to inherent risks and uncertainties . Factors that could cause one or more of these future events or results not to occur as implied by any forward - looking statement include, but are not limited to : macro conditions in the oil and natural gas industry, including supply/demand levels, actions taken by major oil exporters and the resulting impacts on commodity prices ; increased volatility or deterioration in the success rate of our exploration programs or in our ability to maintain production rates and replace reserves ; reduced customer demand for our products due to environmental, regulatory, technological or other reasons ; adverse foreign exchange movements ; political and regulatory instability in the markets where we do business ; the impact on our operations or market of health pandemics such as COVID - 19 and related government responses ; other natural hazards impacting our operations or markets ; any other deterioration in our business, markets or prospects ; any failure to obtain necessary regulatory approvals ; any inability to service or refinance our outstanding debt or to access debt markets at acceptable prices ; or adverse developments in the US or global capital markets, credit markets or economies in general . For further discussion of factors that could cause one or more of these future events or results not to occur as implied by any forward - looking statement, see “Risk Factors” in our most recent Annual Report on Form 10 - K filed with the US Securities and Exchange Commission (“SEC”) and any subsequent Quarterly Report on Form 10 - Q or Current Report on Form 8 - K that we file, available from the SEC’s website and from Murphy Oil Corporation’s website at http : //ir . murphyoilcorp . com . Murphy Oil Corporation undertakes no duty to publicly update or revise any forward - looking statements . Non - GAAP Financial Measures – This presentation refers to certain forward - looking non - GAAP measures . Definitions of these measures are included in the appendix . Cautionary Statement and Investor Relations Contacts Kelly Whitley VP, Investor Relations & Communications 281 - 675 - 9107 kelly_whitley@murphyoilcorp.com Megan Larson Staff Investor Relations Analyst 281 - 675 - 9470 megan_larson@murphyoilcorp.com

2 www.murphyoilcorp.com NYSE: MUR 2 Agenda 01 Murphy at a Glance 02 Murphy Priorities 03 Murphy Portfolio 04 Looking Ahead

Murphy at a Glance

Murphy is an independent exploration and production company, producing in three areas with an advantaged portfolio and exploration upside

Onshore United States

- Eagle Ford Shale on private lands in Texas with ~1,300 future locations on ~122,000 net acres
- Produced 29.7 MBOEPD in 1Q 2022, comprised of 68% oil and 85% liquids

Onshore Canada

- Tupper Montney ~1,400 future locations on ~100,000 net acres, produced 242 MMCFD in 1Q 2022
- Kaybob Duvernay ~600 future locations on ~157,000 net acres, produced 8.0 MBOEPD in 1Q 2022

Offshore Deepwater Gulf of Mexico

- Fifth largest producer in the Gulf of Mexico, produced 59.3 MBOEPD[1] in 1Q 2022
- Executing major projects on schedule, first oil achieved at Khaleesi, Mormont, Samurai in April 2022

Exploration

- ~1 BBOE of risked mean resources and more than 6 MM net acres across Gulf of Mexico, offshore Mexico, Brazil and Vietnam

1Q 2022 Production[1]



21%
45%
141
MBOEPD
34%

YE 2021 Proved Reserves[1]



25%
49%
699
MMBOE
26%

US Onshore | Offshore | Canada Onshore

1 Excluding noncontrolling interest. Proved reserves are based on year-end 2021 third-party audited volumes using SEC pricing
Note: Future locations and net acres as of December 31, 2021

MURPHY OIL CORPORATION
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NYSE: MUR
3

4 www.murphyoilcorp.com NYSE: MUR 4 Why Murphy Oil? Sustainable oil and natural gas assets that are safely operated with low carbon emissions intensity in three operating areas across North America High - potential exploration portfolio with industry - leading offshore capabilities Strong generator of free cash flow with capital allocation flexibility Financial discipline has led to 60 - year track record of returning capital to shareholders Supported by multi - decade founding family, with meaningful board and management ownership

Ongoing Sustainability Initiatives

Reducing Greenhouse Gas Emissions

- Displaced 1.4 MM gallons of diesel with natural gas in drilling and completions
- Reduced flaring locations, eliminating ~20% of FY 2022 emissions in Kaybob Duvernay

Increasing Water Recycling

- Pumped 1.3 MMBBL of recycled water in 1Q 2022 onshore completions, ~20% of total frac volume
- Reduced industry footprint by recycling offset operators' produced water in Tupper Montney

Designated Best Place for Working Parents 2022

- Awarded by the Greater Houston Partnership

Continued Shareholder Support

- 99% approval of executive compensation at 2022 Annual Meeting of Stockholders


BEST PLACE
FOR
WORKING PARENTS™
★ 2022 ★


GOVERNANCE
QUALITYSCORE
HIGHEST RANKED BY ISS ESG
1

Ranked #1 in Governance by ISS since 2018

MURPHY OIL CORPORATION
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6 www.murphyoilcorp.com NYSE: MUR 6 MURPHY PRIORITIES

7 www.murphyoilcorp.com NYSE: MUR 7 What’s New in 2Q 2022 Well Delivery Update • Third well online at Khaleesi / Mormont / Samurai in Gulf of Mexico • 2Q 2022 onshore operated well schedule progressing as planned • 23 Eagle Ford Shale wells • 10 Tupper Montney wells Increasing Returns to Shareholders • Paid $0.175 / share dividend in 2Q 2022, 40% increase from 4Q 2021 • Dividend is reviewed quarterly, targeting historical payout levels Debt Reduction Goals • $600 – $650 MM reduction in FY 2022* • Redeemed $200 MM of 6.875% Notes due 2024 in June 2022 • Optionality for up to $900 MM – $1 BN debt reduction in FY 2023* Maintaining Guidance • 2Q 2022 production 156 – 164 MBOEPD, 54% oil • FY 2022 production 164 – 172 MBOEPD, 53% oil • FY 2022 CAPEX $900 – $950 MM * Assumes $85 / BBL WTI oil price in FY 2022, $75 / BBL WTI oil price in FY 2023 and current production guidance

8 www.murphyoilcorp.com NYSE: MUR 8 Khaleesi, Mormont, Samurai Field Development Details Samurai GC - 432 Mormont West GC - 478 Mormont East GC - 478 Khaleesi GC - 389 Export Laterals King’s Quay FPS Field Development Project • Achieved first oil at King’s Quay FPS April 2022, ahead of schedule and on budget • 97% facility uptime • 3 wells currently producing 38 MBOEPD gross, 86% oil • Completions progressing on fourth well • 3 well completions remaining • 7 total operated wells to produce across 3 fields • Discovered additional pay zones in Samurai well • Capital increased for further evaluation and additional zone completions Khaleesi, Mormont, Samurai Fields

9 www.murphyoilcorp.com NYSE: MUR 9 2022 Capital Allocation Plan Prioritizing Capital To Support Free Cash Flow Capital Plan Supports Further Delevering, Enhanced Shareholder Returns • FY 2022 CAPEX guidance of $900 – $950 MM • Impacted by inflation, scope changes and additional rig standby costs for non - operated exploration drilling • Scope changes result in higher production and EURs onshore, additional pay zones offshore • Prioritizing major Gulf of Mexico projects, totaling ~80% of offshore CAPEX in FY 2022 • ~65% of spend is in 1H 2022 $301 $305 $190 $129 $925 0 200 400 600 800 1,000 1Q 2022A 2Q 2022E 3Q 2022E 4Q 2022E FY 2022E Accrued CAPEX by Quarter $MM Note: Accrued CAPEX, based on midpoint of guidance range and excluding noncontrolling interest CAPEX Increase FY 2022 CAPEX Revisions $MM Actual CAPEX Forecast CAPEX 46% 27% 14% 10% 2% FY 2022 CAPEX By Area Offshore US Onshore Canada Onshore Exploration Corporate ~$925 MM

10 www.murphyoilcorp.com NYSE: MUR 10 Strong Execution Strengthens Production Profile • 2Q 2022 production 156 – 164 MBOEPD • 54% oil, 60% liquids volumes • Includes planned downtime of: • 5.5 MBOEPD of operated downtime, primarily onshore • 3.4 MBOEPD of non - operated offshore downtime • FY 2022 production maintained at 164 – 172 MBOEPD • 53% oil, 58% liquids volumes 2022 Production Plan Major Project Execution Drives Production Ramp FY 2022E Production By Area 44% 36% 20% ~168 MBOEPD 0 20 40 60 80 100 120 140 160 180 200 1Q Actual 4Q Estimate US Onshore Canada Onshore Offshore 2022 Estimated Production Ramp MBOEPD Note: Non - op well cadence subject to change per operator plans Eagle Ford Shale non - operated wells adjusted for 14% average working interest 2022 Onshore Wells Online 0 5 10 15 20 25 30 35 1Q 2021 2Q 2021 3Q 2021 4Q 2021 Eagle Ford Shale Kaybob Duvernay Tupper Montney Eagle Ford Shale (Non-Op) Offshore Canada Onshore US Onshore

Financial Priorities

FY 2022

- Reduce debt by $600 – $650 MM*
  - Redeemed $200 MM of 6.875% Notes due 2024 in June 2022
  - Achieves ~$1.8 BN of total debt outstanding by YE 2022
- Quarterly dividend reviews
  - Raised to $0.175 / share in 2Q 2022, or $0.70 / share annualized
  - Targeting historical payout levels

FY 2023

- Optionality for $900 – $1 BN* in additional debt reduction
  - Achieves ~$800 MM – $1 BN total debt outstanding by YE 2023
- Quarterly dividend reviews
- Forecasting final payments under Gulf of Mexico acquisitions' contingent payment structure
  - Final first oil payment ($25 MM) on Khaleesi, Mormont, Samurai due 2Q 2023
  - Final revenue-based payment of ~$140 – $190 MM due in 1Q 2023, equal to 50% of incremental revenue above acquisition-date forecast, due to positive operational performance and higher oil prices
  - No payments made beyond 2Q 2023 (if oil > $80 / BBL WTI average for FY 2022)

Excess Free Cash Flow Optionality

Additional debt paydown

Continual review of shareholder return framework

** Assumes $85 / BBL WTI oil price in FY 2022, $75 / BBL WTI oil price in FY 2023 and current production guidance*

MURPHY OIL CORPORATION

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12 www.murphyoilcorp.com NYSE: MUR 12 2022 Exploration Update Progressing Plans in Targeted Basins Mexico – Operated, 40% WI • First additional exploration period approved by regulator in Block 5 • Targeting drilling Tulum - 1EXP well in 2H 2022 • Progressing permitting and regulatory approvals Gulf of Mexico • Preparing exploration drilling plans • Planning 2 operated exploration wells in FY 2023 Exploration Focus Areas OFFSHORE MEXICO BRAZIL VIETNAM

13 www.murphyoilcorp.com NYSE: MUR 13 MURPHY PORTFOLIO

14 www.murphyoilcorp.com NYSE: MUR 14 Eagle Ford Shale Delivering Stable Base Production Through Targeted Program Eagle Ford Shale Acreage CATARINA TILDEN KARNES Zavala Atascosa Karnes McMullen Frio Dimmit La Salle Live Oak Bee Wilson 1Q 2022 30 MBOEPD, 85% Liquids • 9 gross non - operated wells online – 5 gross Karnes, 4 gross Tilden 2Q 2022 Well Delivery Schedule • 23 operated wells online – 17 Karnes, 6 Catarina FY 2022 Capital Plan • 27 operated wells online – 17 Karnes, 10 Catarina • 32 gross non - operated wells online – 24 gross Karnes, 8 gross Tilden • CAPEX impact due to enhanced completions intensity, achieving strong production results Low Base Decline Rates • Base decline 21% in FY 2021 Enhancing Returns With Well Workover Program • Launched 1Q 2022 • Targeting ~60 wells with < 6 - month payouts Eagle Ford Shale Existing Well Declines Net MBOEPD Murphy Acreage Fracking Crew Active Rig 0 20 40 60 2017 2018 2019 2020 2021 2022 2023 2024 2025 2010-2018 2019 2020 2021

Tupper Montney

Adapting Development Plans to Maintain Well Delivery Schedule

1Q 2022 242 MMCFD

2Q 2022 Well Delivery Schedule

- 10 wells online

FY 2022 Capital Plan

- 20 operated wells online
- CAPEX impact due to adjusted development plans based on well permits
    - Drilling longer laterals, leading to enhanced well recoveries
    - Online well deliveries remain on schedule
- Estimated royalty rate impact ~1.1 MBOEPD for FY 2022 at C$4.82 / MMBTU AECO
    - Included in 2Q 2022 and FY 2022 guidance

Tupper Montney Acreage


BC
Alberta
Miles
Murphy Acreage
Facility
Fracking Crew

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16 www.murphyoilcorp.com NYSE: MUR 16 Kaybob Duvernay Maintaining Production With New Well Deliveries Kaybob Duvernay Acreage 7 0 Miles Kaybob East Simonette Kaybob North Kaybob West Saxon Two Creeks Murphy Acreage Pipeline Facility Battery 2022 Wells 1Q 2022 7 MBOEPD, 70% Liquids • 3 operated wells online in Two Creeks • Avg 800 BOEPD IP30, 94% liquids FY 2022 Capital Plan • 3 operated wells online • Program complete in 1Q 2022

Gulf of Mexico

Development and Tiebacks Drive Future Free Cash Flow

1Q 2022 59 MBOEPD, 80% Oil

- $1 MM net workover at Marmalard 300 #1 (Mississippi Canyon 300)

FY 2022 Capital Plan

- ~80% of spend for major projects in Gulf of Mexico
- Remainder for development and tie-back projects

Development and Tieback Projects

- Drilling Dalmatian #1 (Desoto Canyon 90) development well in 3Q 2022, online FY 2023
- Non-op subsea tiebacks at Lucius #10 and Lucius #4 (Keathley Canyon 918, 919), online 3Q 2022

St. Malo Waterflood Project (Non-Op)

- Continuing work ahead of first water injection

Gulf of Mexico Assets


Dalmatian S.
Hoffe Park
Silver Dollar
Silver Dollar West
Medusa
Delta House
Blanco Creek
Leibniz / Guadalupe
Carver / Donzi
Longfellow Oak
Front Runner
Ninja
Calliope
Guilder
Nearly Headless Nick
Oso / Liberty
Rushmore
King's Quay
Cascade
St. Malo
Chinook East
Chinook
Lucius
2023 Well
Discovery
Key Exploration Project
Murphy WI Block
Offshore Platform
FPSO

MURPHY OIL CORPORATION
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18 www.murphyoilcorp.com NYSE: MUR 18 Block 5 Overview • Murphy 40% (Op), Petronas 30%, Wintershall Dea 30% • 34 leads / prospects • Mean to upward gross resource potential • 800 MMBO – 2,000 MMBO • Proven oil basin in proximity to multiple oil discoveries in Miocene section • First additional exploration period approved by CNH Tulum - 1EXP • Targeting exploration drilling campaign in 2H 2022 • Meets well commitment • Mean to upward gross resource potential • 150 – 350 MMBOE • Progressing permitting and regulatory approvals Cholula Appraisal Program • Discretionary 3 - year program approved by CNH • Up to 3 appraisal wells + geologic / engineering studies 2022 Exploration Plan Salina Basin, Mexico Salina Basin Murphy WI Block Other Block Planned Well Discovery 0 60 Kilometers Cholula Block 5 Batopilas Saasken 200 – 300 MMBOIP Zama 670 MMBOE recoverable Polok 650’ net pay Chinwol 500’ net pay 0 30 Kilometers Cholula Block 5 Saasken 200 – 300 MMBOIP Zama 670 MMBOE recoverable Polok 650’ net pay Chinwol 500’ net pay MEXICO Tulum - 1EXP Sayulita 200 – 300 MMBOIP Yoti Oeste 250 MMBOIP

19 www.murphyoilcorp.com NYSE: MUR 19 LOOKING AHEAD

Disciplined Strategy Leads to Long-Term Value at Conservative Prices

DELEVER

EXECUTE

EXPLORE

2022 – 2023 – 2024	2025 – 2026 – 2027 – 2028
• Accelerating debt reduction goal to \$600 MM – \$650 MM in FY 2022* • Optionality for \$900 MM – \$1 BN debt reduction in FY 2023* • Enhancing payouts to shareholders as dividend increases target historical payout levels • Maintaining offshore production average of ~80 MBOEPD • Delivering average production of 188 MBOEPD with CAGR of ~7% and average 52% oil-weighting • Spending annual average CAPEX of ~\$650 MM • Advancing exploration portfolio of ~1 BBOE net risked potential resources	• Realizing average annual production of ~195 MBOEPD with ~50% average oil weighting based on current portfolio, excluding exploration success • Maintaining low reinvestment rates • Ample free cash flow funds cash returns to shareholders, including dividends and buybacks, and accretive investments • Targeting corporate investment grade rating

** Assumes \$85 / BBL WTI oil price in FY 2022, \$75 / BBL WTI oil price in FY 2023 and current production guidance with no exploration success*

MURPHY OIL CORPORATION

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NYSE: MUR

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21 www.murphyoilcorp.com NYSE: MUR 21 Support shareholders with long - standing dividend policy Focused on FY 2022 Targeted Priorities • Increased debt reduction goal to $600 – 650 MM in FY 2022*, with $200 MM redeemed in June 2022 • Received credit rating upgrades to Ba2 by Moody’s and positive outlook by S&P • Reviewing total debt target for additional, accelerated reduction DELEVER • Achieved first oil at King’s Quay FPS in April 2022 • Continue well completions in Khaleesi, Mormont, Samurai fields throughout FY 2022 • Uphold onshore well delivery schedule • Maintain top - tier safety and environmental metrics EXECUTE • Progress drilling plans for Tulum - 1EXP in offshore Mexico in 2H 2022 • Advancing 2023 exploration drilling plans in Gulf of Mexico EXPLORE * Assumes $85 / BBL WTI oil price in FY 2022, $75 / BBL WTI oil price in FY 2023 and current production guidance DIVIDEND

22 www.murphyoilcorp.com NYSE: MUR 22 Why Murphy Oil? Sustainable oil and natural gas assets that are safely operated with low carbon emissions intensity in three operating areas across North America High - potential exploration portfolio with industry - leading offshore capabilities Strong generator of free cash flow with capital allocation flexibility Financial discipline has led to 60 - year track record of returning capital to shareholders Supported by multi - decade founding family, with meaningful board and management ownership

23 www.murphyoilcorp.com NYSE: MUR 23 INVESTOR UPDATE JUNE 2022

24 www.murphyoilcorp.com NYSE: MUR 24 Appendix 1 Non - GAAP Definitions and Reconciliations 2 Glossary of Abbreviations 3 2 Q 2022 Guidance 4 Current Hedging Positions 6 Acreage Maps 5 Supplemental Information

25 www.murphyoilcorp.com NYSE: MUR 25 The following list of Non - GAAP financial measure definitions and related reconciliations is intended to satisfy the requirements of Regulation G of the Securities Exchange Act of 1934, as amended. This information is historical in nature. Murphy undertakes no obligation to publicly update or revise any Non - GAAP financial measure definitions and related reconciliations. Non - GAAP Financial Measure Definitions and Reconciliations

Non-GAAP Reconciliation

EBITDA and EBITDAX

Murphy defines EBITDA as net income (loss) attributable to Murphy[1] before interest, taxes, depreciation, depletion and amortization (DD&A). Murphy defines EBITDAX as net income (loss) attributable to Murphy before interest, taxes, DD&A and exploration expense.

Management believes that EBITDA and EBITDAX provide useful information for assessing Murphy's financial condition and results of operations and are widely accepted financial indicators of the ability of a company to incur and service debt, fund capital expenditure programs, pay dividends and make other distributions to stockholders.

EBITDA and EBITDAX, as reported by Murphy, may not be comparable to similarly titled measures used by other companies and should be considered in conjunction with net income, cash flow from operations and other performance measures prepared in accordance with generally accepted accounting principles (GAAP). EBITDA and EBITDAX have certain limitations regarding financial assessments because they exclude certain items that affect net income and net cash provided by operating activities. EBITDA and EBITDAX should not be considered in isolation or as a substitute for an analysis of Murphy's GAAP results as reported.

$ Millions	Three Months Ended – Mar 31, 2022	Three Months Ended – Mar 31, 2021
Net income (loss) attributable to Murphy (GAAP)	(113.3)	(287.4)
Income tax expense (benefit)	(17.0)	(88.2)
Interest expense, net	37.3	88.1
DD&A expense	156.6	188.3
EBITDA attributable to Murphy (Non-GAAP)	**63.6**	**(99.2)**
Exploration expense	47.6	11.8
EBITDAX attributable to Murphy (Non-GAAP)	**111.2**	**(87.4)**

1 'Attributable to Murphy' represents the economic interest of Murphy excluding a 20% noncontrolling interest in MP GOM.

MURPHY OIL CORPORATION
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Non-GAAP Reconciliation

ADJUSTED EBITDA

Murphy defines Adjusted EBITDA as net income (loss) attributable to Murphy[1] before interest, taxes, depreciation, depletion and amortization (DD&A), impairment expense, discontinued operations, foreign exchange gains and losses, mark-to-market gains and losses on derivative instruments, accretion of asset retirement obligations and certain other items that management believes affect comparability between periods.

Adjusted EBITDA is used by management to evaluate the company's operational performance and trends between periods and relative to its industry competitors.

Adjusted EBITDA may not be comparable to similarly titled measures used by other companies and it should be considered in conjunction with net income, cash flow from operations and other performance measures prepared in accordance with generally accepted accounting principles (GAAP). Adjusted EBITDA has certain limitations regarding financial assessments because it excludes certain items that affect net income and net cash provided by operating activities. Adjusted EBITDA should not be considered in isolation or as a substitute for an analysis of Murphy's GAAP results as reported.

$ Millions, except per BOE amounts	Three Months Ended – Mar 31, 2022	Three Months Ended – Mar 31, 2021
EBITDA attributable to Murphy (Non-GAAP)	63.6	(99.2)
Mark-to-market (gain) loss on derivative instruments	188.5	153.5
Mark-to-market (gain) loss on contingent consideration	98.1	14.9
Accretion of asset retirement obligations	10.5	10.5
Discontinued operations loss	0.6	(0.2)
Impairment of assets	-	171.3
Unutilized rig charges	-	2.8
Foreign exchange loss (gain)	-	1.3
Adjusted EBITDA attributable to Murphy (Non-GAAP)	**361.3**	**254.9**
Total barrels of oil equivalents sold from continuing operations attributable to Murphy (thousands of barrels)	12,565	13,670
Adjusted EBITDA per BOE (Non-GAAP)	**28.75**	**18.65**

1 'Attributable to Murphy' represents the economic interest of Murphy excluding a 20% noncontrolling interest in MP GOM.

MURPHY OIL CORPORATION

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27

Non-GAAP Reconciliation

ADJUSTED EBITDAX

Murphy defines Adjusted EBITDAX as net income (loss) attributable to Murphy[1] before interest, taxes, depreciation, depletion and amortization (DD&A), exploration expense, impairment expense, discontinued operations, foreign exchange gains and losses, mark-to-market gains and losses on derivative instruments, accretion of asset retirement obligations and certain other items that management believes affect comparability between periods.

Adjusted EBITDAX is used by management to evaluate the company's operational performance and trends between periods and relative to its industry competitors.

Adjusted EBITDAX may not be comparable to similarly titled measures used by other companies and it should be considered in conjunction with net income, cash flow from operations and other performance measures prepared in accordance with generally accepted accounting principles (GAAP). Adjusted EBITDAX has certain limitations regarding financial assessments because it excludes certain items that affect net income and net cash provided by operating activities. Adjusted EBITDAX should not be considered in isolation or as a substitute for an analysis of Murphy's GAAP results as reported.

$ Millions, except per BOE amounts	Three Months Ended – Mar 31, 2022	Three Months Ended – Mar 31, 2021
EBITDAX attributable to Murphy (Non-GAAP)	111.2	(87.4)
Mark-to-market (gain) loss on derivative instruments	188.5	153.5
Mark-to-market (gain) loss on contingent consideration	98.1	14.9
Accretion of asset retirement obligations	10.5	10.5
Discontinued operations loss	0.6	(0.2)
Impairment of assets	-	171.3
Unutilized rig charges	-	2.8
Foreign exchange loss (gain)	-	1.3
Adjusted EBITDAX attributable to Murphy (Non-GAAP)	**408.9**	**266.7**
Total barrels of oil equivalents sold from continuing operations attributable to Murphy (thousands of barrels)	12,565	13,670
Adjusted EBITDAX per BOE (Non-GAAP)	**32.54**	**19.51**

1 'Attributable to Murphy' represents the economic interest of Murphy excluding a 20% noncontrolling interest in MP GOM.

MURPHY OIL CORPORATION
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NYSE: MUR
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29 www.murphyoilcorp.com NYSE: MUR 29 BBL: Barrels (equal to 42 US gallons) BCF: Billion cubic feet BCFE: Billion cubic feet equivalent BN: Billions BOE: Barrels of oil equivalent (1 barrel of oil or 6,000 cubic feet of natural gas) BOEPD: Barrels of oil equivalent per day BOPD: Barrels of oil per day CAGR: Compound annual growth rate D&C: Drilling & completion DD&A: Depreciation, depletion & amortization EBITDA: Income from continuing operations before taxes, depreciation, depletion and amortization, and net interest expense EBITDAX: Income from continuing operations before taxes, depreciation, depletion and amortization, net interest expense, and exploration expenses EFS: Eagle Ford Shale EUR: Estimated ultimate recovery F&D: Finding and development G&A: General and administrative expenses GOM: Gulf of Mexico LOE: Lease operating expense MBOE: Thousands barrels of oil equivalent MBOEPD: Thousands of barrels of oil equivalent per day MCF: Thousands of cubic feet MCFD: Thousands cubic feet per day MM: Millions MMBOE: Millions of barrels of oil equivalent MMCF: Millions of cubic feet MMCFD: Millions of cubic feet per day NA: North America NGL: Natural gas liquid ROR: Rate of return R/P: Ratio of reserves to annual production TCF: Trillion cubic feet TCPL: TransCanada Pipeline TOC: Total organic content WI: Working interest WTI: West Texas Intermediate (a grade of crude oil) Glossary of Abbreviations

30 www.murphyoilcorp.com NYSE: MUR 30 2Q 2022 Guidance Producing Asset Oil (BOPD) NGLs (BOPD) Gas (MCFD) Total (BOEPD) US – Eagle Ford Shale 26,000 4,100 29,500 35,000 – Gulf of Mexico excluding NCI 1 53,300 4,300 61,800 67,900 Canada – Tupper Montney – – 281,200 46,900 – Kaybob Duvernay and Placid Montney 4,300 800 14,800 7,600 – Offshore 2,300 – – 2,300 Other 300 – – 300 2Q Production Volume (BOEPD) excl. NCI 1 156,000 – 164,000 2Q Exploration Expense ($MM) $11 Full Year 2022 CAPEX ($MM) excl. NCI 2 $900 – $950 Full Year 2022 Production Volume (BOEPD) excl. NCI 3 164,000 – 172,000 1 Excludes noncontrolling interest of MP GOM of 7,600 BOPD oil, 400 BOPD NGLs and 3,100 MCFD gas 2 Excludes noncontrolling interest of MP GOM of $33 MM 3 Excludes noncontrolling interest of MP GOM of 8,000 BOPD oil, 400 BOPD NGLs and 3,300 MCFD gas

31 www.murphyoilcorp.com NYSE: MUR 31 Current Hedging Positions – Oil * As of May 3, 2022 United States Commodity Type Volumes (BBL/D) Price (BBL) Start Date End Date WTI Fixed Price Derivative Swap 20,000 $44.88 4/1/2022 12/31/2022 Commodity Type Volumes (BBL/D) Put Price (BBL) Call Price (BBL) Start Date End Date WTI Derivative Collar 25,000 $63.24 $75.20 4/1/2022 12/31/2022

32 www.murphyoilcorp.com NYSE: MUR 32 Current Hedging Positions – Natural Gas Montney, Canada Commodity Type Volumes (MMCF/D) Price (MCF) Start Date End Date Natural Gas Fixed Price Forward Sales at AECO 176 C$2.34 4/1/2022 4/30/2022 Natural Gas Fixed Price Forward Sales at AECO 205 C$2.34 5/1/2022 5/31/2022 Natural Gas Fixed Price Forward Sales at AECO 247 C$2.34 6/1/2022 10/31/2022 Natural Gas Fixed Price Forward Sales at AECO 266 C$2.36 11/1/2022 12/31/2022 Natural Gas Fixed Price Forward Sales at AECO 269 C$2.36 1/1/2023 3/31/2023 Natural Gas Fixed Price Forward Sales at AECO 250 C$2.35 4/1/2023 12/31/2023 Natural Gas Fixed Price Forward Sales at AECO 162 C$2.39 1/1/2024 12/31/2024 Natural Gas Fixed Price Forward Sales at AECO 45 US$2.05 4/1/2022 12/31/2022 Natural Gas Fixed Price Forward Sales at AECO 25 US$1.98 1/1/2023 10/31/2024 Natural Gas Fixed Price Forward Sales at AECO 15 US$1.98 11/1/2024 12/31/2024 * As of May 3, 2022

33 www.murphyoilcorp.com NYSE: MUR 33 Financial Results Strengthening Balance Sheet Solid Foundation for Commodity Price Cycles • $481 MM of cash and cash equivalents at Mar 31, 2022 • Redeemed $200 MM of 6.875% Notes due 2024 in June 2022 • ~$42 MM remaining balance of 2024 senior notes • $1.6 BN senior unsecured credit facility matures Nov 2023, undrawn at Mar 31, 2022 • All debt is unsecured, senior credit facility not subject to semi - annual borrowing base redeterminations • Received credit rating upgrades to Ba2 by Moody’s and positive outlook by S&P 0 500 1,000 1,500 2,000 Notes Drawn RCF Undrawn RCF Note Maturity Profile* $MM 10 Year 20 Year 30 Year Long - Term Debt Profile* Total Bonds Outstanding $BN $2.47 Weighted Avg Fixed Coupon 6.2% Weighted Avg Years to Maturity 7.2 * As of March 31 , 2022. Does not include $200 MM redemption on June 2, 2022.

34 www.murphyoilcorp.com NYSE: MUR 34 North America Onshore Area Net Acres Reservoir Inter - Well Spacing (ft) Remaining Wells Karnes 10,092 Lower EFS 300 108 Upper EFS 1,000 151 Austin Chalk 1,100 106 Tilden 64,770 Lower EFS 630 231 Upper EFS 1,200 51 Austin Chalk 1,200 86 Catarina 48,375 Lower EFS 560 234 Upper EFS 1,280 198 Austin Chalk 1,600 100 Total 123,237 1,265 Area Net Acres Inter - Well Spacing (ft) Remaining Wells Two Creeks 28,064 984 117 Kaybob East 33,264 984 147 Kaybob West 26,192 984 104 Kaybob North 25,396 984 101 Simonette 32,962 984 109 Saxon 11,245 984 56 Total 157,123 634 Kaybob Duvernay Well Locations Eagle Ford Shale Operated Well Locations *As of December 31, 2021 *As of December 31, 2021

35 www.murphyoilcorp.com NYSE: MUR 35 Eagle Ford Shale Peer Acreage

36 www.murphyoilcorp.com NYSE: MUR 36 Kaybob Duvernay Peer Acreage T59 T60 T61 T62 T63 T64 T65 T66 T67 T59 T60 T61 T62 T63 T64 T65 T66 T67 R13W5R14R15R16R17R18R19R20R21R22R23R24R25R26R27 R14W5R15R16R17R18R19R20R21R22R23R24R25R26R27 Fox Creek SAXON KAYBOB WEST KAYBOB EAST KIWENTINOHK Crescent Point CHEVRON PARAMOUNT XTO REPSOL PLACID CENOVUS 6 Miles KEYERA SIMONETTE ENERGY TRANSFER KAYBOB Paramount Chevron Murphy Kiwetinohk Cenovus Crescent Point l XTO Repsol Other Leased JV Area Open Crown Facility Battery PCC PCC GMT Hitic Halo GMT HITIC HALO

37 www.murphyoilcorp.com NYSE: MUR 37 Tupper Montney Peer Acreage ARC Montney Shell Montney Advantage Montney Other Competitors Open Crown Tourmaline Montney Ovintiv Montney Birchcliff Montney Dry Gas Limit TCPL Pipeline Murphy Facility Battery Murphy Pipeline 0 10 Miles Dawson Creek

38 www.murphyoilcorp.com NYSE: MUR 38 Placid Montney Peer Acreage T59 T60 T61 T62 T63 T64 T65 T66 T59 T60 T61 T62 T63 T64 T65 T66 R15W5R16R17R18R19R20R21R22R23R24R25R26R27 R15W5R16R17R18R19R20R21R22R23R24R25R26R27 ARC Open Crown Other Leased Paramount Kiwetinohk CNRL XTO Non - Operated Area Hawthorne Energy Facility Battery Spartan Delta Murphy Cenovus KIWETINOHK ARC PARAMOUNT XTO CENOVUS HAWTHORNE ENERGY CNRL Fox Creek SAXON KAYBOB WEST KAYBOB EAST PLACID KEYERA SIMONETTE 6 Miles Dry Gas Limit Condensate Limit HALO ENERGY TRANSFER KAYBOB Halo SPARTAN DELTA I3 Energy I3

39 www.murphyoilcorp.com NYSE: MUR 39 PRODUCING ASSETS Asset Operator Murphy WI 1 Calliope Murphy 29% Cascade Murphy 80% Chinook Murphy 86% Clipper Murphy 80% Cottonwood Murphy 80% Dalmatian Murphy 56% Front Runner Murphy 50% Habanero Shell 27% Khaleesi Murphy 34% Kodiak Kosmos 48% Lucius Anadarko 12% Marmalard Murphy 24% Marmalard East Murphy 65% Medusa Murphy 48% Nearly Headless Nick Murphy 27% Neidermeyer Murphy 53% Powerball Murphy 75% Son of Bluto II Murphy 27% St. Malo Chevron 20% Tahoe W&T 24% Thunder Hawk Murphy 50% Gulf of Mexico Murphy Blocks Note: Anadarko is a wholly - owned subsidiary of Occidental Petroleum 1 Excluding noncontrolling interest Gulf of Mexico Assets GC WR EW KC GB MC DC LU AT LL HE VK DD Miles 50 0 Lucius Cascade St. Malo Chinook Front Runner Medusa Dalmatian S. Delta House Rushmore Guilder Silver Dollar West Ninja Silver Dollar Blanco Creek Carver / Donzi Longfellow Oak Leibniz / Guadalupe Oso / Liberty Chinook East Hoffe Park Calliope Nearly Headless Nick Murphy WI Block Offshore Platform FPSO 2023 Well Discovery Key Exploration Project King’s Quay

Offshore Canada
Advancing Terra Nova Asset Life Extension Project

Terra Nova FPSO

- Suncor 48% (Op), Cenovus 34%, Murphy 18%
- Partner group advancing asset life extension (ALE) project
  - Will extend production life by ~10 years
- Government of Newfoundland and Labrador contributing up to US$164 MM (C$205 MM) in royalty and financial support
  - Partner group to contribute on matching basis
- $60 MM net investment

Project Schedule

- Drydocked in Spain for ALE work
- Anticipated return to production YE 2022

Terra Nova Field, Offshore Canada



LABRADOR
QUEBEC
NEWFOUNDLAND
Kilometers
0
200
Terra Nova
Murphy WI Block
Other Blocks
Discovered Field
FPSO

FPSO – Floating production storage and offloading vessel

MURPHY OIL CORPORATION
www.murphyoilcorp.com
NYSE: MUR
40

41 www.murphyoilcorp.com NYSE: MUR 41 2022 Exploration Plan Sergipe - Alagoas Basin, Brazil Asset Overview • ExxonMobil 50% (Op), Enauta Energia S.A. 30%, Murphy 20% • Hold WI in 9 blocks, spanning >1.6 MM acres • >2.8 BN BOE discovered in basin • >1.2 BN BOE in deepwater since 2007 • Material opportunities identified on Murphy WI blocks Cutthroat - 1 • No presence of hydrocarbons, well plugged and abandoned • Murphy fully expensed the well, $32.8 MM in 1Q 2022 • Evaluating future drilling plans with partners Sergipe - Alagoas Basin All blocks begin with SEAL - M 0 50 Kilometers 351 428 430 503 505 501 575 573 637 Murphy WI Block Other Block Discovered Field BRAZIL Planned Well Cutthroat - 1

Exploration Update
Gulf of Mexico

Interests in 113 Gulf of Mexico OCS Blocks

- ~650,000 total gross acres
- 69 exploration blocks
- ~1 BBOE gross resource potential
  - 20 key prospects

Oso #1 (Atwater Valley 137 / 138)

- Murphy 50% (Op), Ridgewood 50%
- Mean to upward gross resource potential
  - 130 – 275 MMBOE
- Targeting exploration drilling in 2023

Chinook East (Walker Ridge 425)

- MP GOM 66.67%, Murphy 33.33% (Op)
- Mean to upward gross resource potential
  - 90 – 180 MMBO
- Targeting exploration drilling in 2023

Gulf of Mexico Exploration Area



Hoffe Park
Silver Dollar
Silver Dollar West
Medusa
Delta House
Blanco Creek
Leibniz / Guadalupe
Carver / Donzi
Longfellow Oak
Front Runner
Ninja
Guilder
Oso / Liberty
Rushmore
King's Quay
Chinook East
0
Miles
50
2023 Well
Discovery
Key Exploration Project
Murphy WI Block
Offshore Platform
FPSO

MURPHY OIL CORPORATION
www.murphyoilcorp.com
NYSE: MUR
42

Exploration Update
Potiguar Basin, Brazil

Asset Overview

- Wintershall Dea 70% (Op), Murphy 30%
- Hold WI in 3 blocks, spanning ~775 M gross acres
- Proven oil basin in proximity to Pitu oil discovery

Extending the Play Into the Deepwater

- >2.1 BBOE discovered in basin
  - Onshore and shelf exploration
  - Pitu step-out into deepwater
- Continuing to mature inventory
- Targeting 2023 – 2024 spud

Potiguar Basin



Murphy WI Block
Other Block
Discovered Field
Kilometers
0
50
Petrobras/BP/ GALP/IBV
Petrobras/BP/ GALP/IBV
Petrobras
Petrobras/ BP/GALP
Petrobras/ BP/GALP
Pitu
POT-M-857
Petrobras/ Shell
Shell
POT-M-863
POT-M-865
Petrobras/ Shell
BRAZIL

MURPHY OIL CORPORATION
www.murphyoilcorp.com
NYSE: MUR
43

44 www.murphyoilcorp.com NYSE: MUR 44 Development Update Cuu Long Basin, Vietnam Asset Overview • Murphy 40% (Op), PVEP 35%, SKI 25% Block 15 - 1/05 • Received approval of the Lac Da Vang (LDV) retainment / development area • LDV field development plan submitted to government for approval • LDT - 1X discovery in 2019 • Maturing remaining block prospectivity • LDT - 1X discovery and other exploration upside has potential to add bolt - on resources to LDV Cuu Long Basin Murphy WI Block Murphy Prospect Discovered Field BLOCK 15 - 02/17 15 - 2 15 - 2 16 - 1 15 - 1 09 - 2 - 10 BLOCK 15 - 01/05 SU TU VANG LAC DA VANG TE GIAC TRANG RANG DONG JVPC PHOUNG DONG LAC DA NAU HAI SU DEN HAI SU TRANG LAC DA HONG HAI SU HONG HAI SU BAC HAI SU VANG LAC DA TRANG DISCOVERY SU TU TRANG LAC DA TRANG WEST LAC DA TRANG NORTH WEST 15 km

45 www.murphyoilcorp.com NYSE: MUR 45 Exploration Update Cuu Long Basin, Vietnam Asset Overview • Murphy 40% (Op), PVEP 35%, SKI 25% Block 15 - 2/17 • 3 - year primary exploration period ends 4Q 2022 • Seeking extension due to COVID - 19 related delays • 1 well commitment • 2 initial prospects identified • Seismic reprocessing, geological / geophysical studies ongoing Cuu Long Basin Murphy WI Block Murphy Prospect Discovered Field BLOCK 15 - 02/17 15 - 2 15 - 2 16 - 1 15 - 1 09 - 2 - 10 BLOCK 15 - 01/05 SU TU VANG LAC DA VANG TE GIAC TRANG RANG DONG JVPC PHUONG DONG LAC DA NAU HAI SU DEN HAI SU TRANG LAC DA HONG HAI SU HONG HAI SU BAC HAI SU VANG LAC DA TRANG DISCOVERY SU TU TRANG LAC DA TRANG WEST LAC DA TRANG NORTH WEST 15 km

46 www.murphyoilcorp.com NYSE: MUR 46 INVESTOR UPDATE JUNE 2022